E398
Anycall

Middle Kingdom Alliance Corp.

MK 联投基金

Proposed Business Combination with Pypo Exhibit 99.1

Forward Looking Statements
Certain statements contained herein are "forward-looking statements" within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as
"may," "will," "believe," "expect," "estimate, " "anticipate, " "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which the
Company operates, competitive products and pricing, fiscal, monetary and environmental policies of the U.S. or
Chinese government, changes in regulations affecting telecommunications (including the recent announcement by the Chinese government concerning the restructuring of the telecom sector), distribution or retail companies, acquisitions and the integration of acquired businesses, and the availability of and costs associated with sources of liquidity.
The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The
Company does not undertake and specifically declines any obligation to publicly release the result of any revisions, which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
This presentation has been filed with the Securities and Exchange Commission as part of a Current Report on Form
8-K of Middle Kingdom Alliance Corp. (“Middle Kingdom”). Middle Kingdom is holding presentations for certain of its security holders, as well as certain other persons, regarding the proposed business combination with Pypo Digital
Company Limited (“Pypo”). I-Bankers Securities, Inc., Newbridge Securities Corp. and Westminster Securities
Corporation, the managing underwriters of Middle Kingdom’s initial public offering (the “IPO) are assisting Middle
Kingdom in its efforts.
Disclaimer

Middle Kingdom and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Middle Kingdom’s stockholders to be held to approve the proposed acquisition.
Each of Middle Kingdom’s officers and directors is a common stockholder of Middle Kingdom and therefore has no rights to any liquidation distribution Middle Kingdom makes with respect to the Class B shares sold in its IPO.
Therefore, their common stock will be worthless if Middle Kingdom does not acquire a target business within two years of the IPO as required by Middle Kingdom's Certificate of Incorporation, unless an extension to such time is approved by its stockholders. Stockholders of Middle Kingdom and other interested persons are advised to read
Middle Kingdom's preliminary proxy statement and definitive proxy statement, when available, in connection with
Middle Kingdom’s solicitation of proxies for the special meeting because these proxy statements will contain important information.
The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to:
Middle Kingdom Alliance Corp.
information@midkingdom.com
The preliminary proxy statement and definitive proxy statement, once available can also be obtained, without charge, at the U.S. Securities and Exchange Commission’s internet site at www.sec.gov.
333 Sandy Springs Circle
Suite 223
Atlanta, GA 30328
USA
Disclaimer

4 Table of Contents 1. Transaction Overview 2. Industry Overview 3. Business Overview 4. Appendix

Investment Thesis
China is experiencing mobile phone subscriber growth acceleration similar to that seen in Latin America in recent years, and in Europe and North America in the late 1990’s.
The government-mandated restructuring of China’s wireless sector announced in May 2008
1
presents a special opportunity for large Chinese mobile phone
distributors and retail operators.   Competition for mobile phone subscribers
is expected to increase thereby making distribution/retail channels more profitable and valuable.
Pypo is in an excellent position to capitalize on this opportunity with its well-
established distribution network and rapidly growing mobile phone retail network.
Source: 1. The Announcement on Deepening the Reform of the Structure of the Telecommunications Sector jointly issued by the Ministry of Industry and Information, the National Development and Reform Commission and the Ministry of Finance on May 24
2008: http://www.miit.gov.cn/art/2008/05/24/art_4831_46173.html

Investment Highlights
Opportunity: Rapid growth of mobile phone subscribers in China regardless of
GDP growth
• Subscribers in China are projected to almost double to 1 billion by 2012 from 531 million today¹
• Experiences in other mobile phone markets such as Latin America and Asia-Pacific demonstrate that growth can occur regardless of the level of economic development²
• The Chinese government has recently announced a wireless sector restructuring to balance the competitive landscape and allow increased competition among China Mobile, China Unicom and China Telecom
• Adoption of 3G networks may accelerate demand for new and replacement handsets
“Pure Play” on the China mobile phone market
• Pypo has an extensive mobile phone distribution network covering approximately 350 cities, 3500 customer accounts and
9500 retail outlets
• Pypo aims to become a major national mobile phone retail chain through a strategy of acquiring retailers in this highly fragmented market
• Pypo’s scale and leadership position it to become a vital partner to mobile phone carriers, helping them build subscribers
• With deregulation introducing competition for Chinese mobile phone subscribers, Pypo will attempt to negotiate higher margins and volumes given its growing mobile phone distribution channel
Capital structure set up for success
• Low SPAC structure dilution: Purchase price of US$378mm is 12.6 times the size of Middle Kingdom’s IPO
• Pypo shareholders convert 100% of their equity into new shares  with a two year limited lock-up for management  (one year for non-management),  demonstrating their confidence in Pypo’s future
• ARC Capital (ARCH.LN) and Golden Meditec (8180.HK) two of Pypo’s investors, will have an equity interest after the merger, including limited lock-up provisions
• Listed shares used as currency can assist additional retail acquisitions as private sellers may trade for public stock
• The merged company will be named Pypo China Holdings Limited and it intends to apply to move trading in its securities from OTCBB to NASDAQ.  No assurances can be given that NASDAQ will approve the listing application or how long this process may take
Source: 1. Citi Investment Research: China Mobile  Buy: Bright Future, Rocky Road, August 11, 2008
2. CRA International: ASCN Preliminary Conference for APEC 2007, Platforms for IT Productivity, December 11,2006
and  www.itu.int/osg/csd/ni/3G/casestudies/chile-venezuela/Chile-Venezuela.doc: Chile -
Venezuela 3G Case Study

Earn Out Targets Imply a Single Digit Forward PE
Note: 1. Adjusted Net Income  differs from GAAP Net Income.  Certain  expenses on an after-tax basis are added back to GAAP Net Income to determine Adjusted Net Income.  These include merger expenses under SFAS No. 141R , other expenses  of the transaction, amortization of intangibles, impairment of goodwill, taxes payable as a result of this business combination, and third party costs of compliance with the
Sarbanes-Oxley Act .  This is more fully described in the Company’s S-4 filing and is critical to an understanding of the earn  out provisions.
Adjusted Net Income Target for Earn Out Shares
1
$54.0 $67.0
Middle Kingdom A & B Shares 4.49 4.49
Shares Issued to Pypo Shareholders 45.00 55.00
Earn Out Shares to Pypo Shareholders 10.00 13.00
Share Outstanding for GAAP Basic EPS 59.49 72.49
Warrants (Treasury Method) 3.40 3.40
Total Fully Diluted Shares Post-Merger 62.89 75.89
MKGBB Share Price at Trust Account per Share $8.40
Fully Diluted Equity Value $528.2 $637.4
Implied PE Multiple 9.8x 9.5x
in millions of US$ and shares
Fiscal Year Ended
March 2011
Fiscal Year Ended
March 2010

8 Table of Contents 1. Transaction Overview 2. Industry Overview 3. Business Overview 4. Appendix

• Volume is forecasted to grow at 16.1%
CAGR for the next four years, far
exceeding growth in North America and
Western Europe
1,2
• More than 170 million phones were sold in
China in 2007
2
• Volume is projected to more than double
to 371 million units sold in 2012
2
Source:
1.  Gartner Dataquest, Forecast:  Mobile Devices,
worldwide,2003-2012
2.  Gartner Dataquest, Forecast:  Mobile Devices,
Asia/Pacific, 2003-2012
China Mobile Phone Market Represents a Compelling
Growth Opportunity
2007-2012 Mobile Phone Volume Growth
5.2%
1.5%
16.1%
2007-2012 Forecasted CAGR
North America Western Europe China
1
1
2

Underdeveloped Market
Source: Business Monitor International
• The mobile phone penetration rate in China is significantly lower than that of other Asian regions such as Hong Kong, Singapore and Taiwan.
147.1%
126.9%
106.2%
103.5%
90.4%
89.0%
84.5%
82.2%
40.9%
0%
20%
40%
60%
80%
100%
120%
140%
160%
Hong Kong Singapore Taiwan Australia South Korea Malaysia United States Japan China
Mobile phone penetration rates (2007)

Defensive Investment:  Mobile Phone Subscriber Growth
Continues Even if the Chinese Economy Slows Down
“Historically the cellular industry has not been tremendously affected by downturns because people don’t look at their cell phone as a luxury anymore. ”
Paul Jacobs, CEO of Qualcomm July 24, 2008
ASCN Preliminary Conference for APEC 2007
China Mobile Phone Subscriber Growth Drivers:
• New government-mandated restructuring to increase competition
• Only 15 people out of 100 use mobile services in rural areas
1
and China
Mobile’s network already covers more than 97% of China’s population
2
Source: 1. Gidabyte Asian Focus: China Mobile and China Unicom: How to Swim in a “Blue Ocean” , September 24, 2007
2. China Mobile Communication Corporation: 2007 Annual Report
and network accessibility performance in mobile network has been less relevant. Some developing economies, for example Chile and Malaysia, enjoy an equal if not higher penetration rate compared with their developed counterparts.”
“Unlike the fixed-line sector, the relationship between economic development

Unique Industry Growth Driver:
Government-Mandated Mobile Telecom Restructuring
Before 1997
One monopoly operator:
Chunghwa Telecom with
970,000 subscribers
2008
3 Operators:
Chunghwa Telecom with 8.7mm
subscribers
Taiwan Mobile with 6.2mm
subscribers
FarEasTone with 6.2mm
subscribers
Source:1.   The Announcement on Deepening the Reform of the Structure of the Telecommunications Sector jointly issued by the Ministry of Industry and Information, the National Development and Reform Commission and the Ministry of Finance on
May 24, 2008: http://www.miit.gov.cn/art/2008/05/24/art_4831_46173.html
2.  China Mobile Communication Corporation: 2007 Annual Report
3.  Macquarie Research: Taiwan Triple-Play Express, July 11, 2008
3
3
3
• On May 24, 2008 the Chinese government mandated the restructuring of the mobile telecom sector to ensure that China Mobile, China Unicom, and China Telecom will have relatively comparable operating strengths and scale, as well as provide comprehensive telecom services.¹
China Mobile is currently the dominant wireless
carrier with a 69.3% market share.²
Case Study:  Deregulation in Taiwan’s telecom sector in 1997 spurred penetration growth and competition

• Case study: Restructuring in Taiwan’s telecom sector in 1997 coincided with sharply increased mobile phone penetration
Restructuring Promotes Mobile Phone Penetration
Source: International Telecommunication Union, Year Book of Statistics 1993-2002
RESTRUCTURING
2.57%
2.76%
3.62%
4.51%
6.86%
21.56%
52.24%
80.24%
96.55%
106.15%
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002
Penetration Rate
CAGR 28%
CAGR 73%

Large Distributors and Retailers Benefited from Increased
Operator Competition in Taiwan
Mobile
Phone
Manufacturers
Chunghwa
Telecom
outlets
Consumers
Mobile Phone
Manufacturers
Senao
Synnex
Taiwan Diandian
Aurora
Arcoa
Jingye
Dongxun
Youbang
Operator
outlets
Retailer
Chains
Independent
Retailers
Independent
Retailers
Independent
Retailers
Consumers
Operator
outlets
Large
Retailer
Chains:
-Aurora
-Arcoa
Consumers
Retail
Shops with
Synnex
Alliance
Mobile Phone
Manufacturers
Senao
Synnex
Aurora
Arcoa
90% sold through largest
four distributors
1
Before1996 Middle Stage Current
Smaller
distributors
disappear
Independent
retailers
were big
losers in
retailing
market
Source:  1. http://wis.mic.com.tw/document/mic_digi/MIC/Reports/MobileHandheldDevices/2004/CDOC20040517004.pdf

Today a Highly Fragmented Chinese Retail Mobile Phone Market
2006 Estimates (US$mm)
• The mobile phone retail sector in China is fragmented and plagued with redundant deployment of inventory, commercial space and staffing, setting the stage for consolidation over the next few years
• The top four retailers account for only 12.6% mobile phone market share
1,2
Source: 1. Anxin Securities
2. Pypo management estimates (not independently verified)
Note: Assume US$1 = RMB6.8666
Retail Chain Sales Market Share
Gome $1,136 4.9%
Suning 830 3.6%
Di Xin Tong 583 2.5%
Zhong Fu 379 1.6%
Subtotal top 4 2,928 12.6%
Total Market 23,316
• Pypo’s management believes that within several years each major region will have only two or three dominant mobile phone retail chains with “mom & pop”
stores as the biggest loser
• If the 6 planned acquisitions are completed, Pypo believes its market share would be 2.5% as of March 2009
1
1
1
2

Changing Operator Competitive Dynamics
Benefit Distribution and Retail
Before in China
Anticipated in China
Mobile
Phone
Manufacturer
Distributors
-Telling
- Pypo
-China
Fortune
-PTAC
- Aisidi
Retailer
Retailer
Retailer
Retailer
China Mobile
Mobile
Phone
Manufacturer
Distributors
-Telling
- Pypo
- PTAC
- Aisidi
Retailer
Retailer
Retailer
China Mobile
Customers
China Telecom
Pypo
acquires and
consolidates
China Unicom
Increased value
Retailers have little leverage due to
China Mobile’s dominant position
Mobile phone operators are likely
to offer bundling partnerships
with retailers such as phone
subsidies to attract and secure
consumers
Customers

17 Table of Contents 1. Transaction Overview 2. Industry Overview 3. Business Overview 4. Appendix

• Established in October 2003.  Headquartered in Beijing
• One of four national distributors for Samsung mobile phones in China; Samsung is number two in China in terms of market share by sales volume
1
• A distribution network covering approximately 350 cities, 3500 customer accounts and 9500 retail outlets in the PRC. The retail coverage is expected to grow to over 10,000 outlets by the end of March 2009
• Pypo has recently acquired three retail chains, entered into binding agreements to acquire three more chains with projected closings before December 2008 and is in discussions to acquire three more retail chains
• Samsung mobile phones
• Samsung Ultra Mobile PC
• SanDisk USB Memory, SD Card,
Multi-media Card
• All brands of mobile phones
• 230 affiliated stores expected by
December 31, 2008
Company
Overview
Distribution
Product
Portfolio
Expansion
into Retail
Beginning
2008
A Leading National Mobile Phone Distributor
Rapidly Growing Retailing Division
Source: 1. GFK Asia Pte
Ltd

Extensive Coverage and a Nationwide Distribution Network
23 Regional Subsidiaries
67 Regional and Municipal
Offices
Coverage in More Than 350
Cities and Towns
3500+ Active Key Customer
Accounts
Access to Over 9500 Retail
Outlets
Head Office
Subsidiaries
Sales Offices

Target B
Local ranking: 2
50 stores: 8 cities
Sales area: 26,440 sqm
Market share: 5.12%
Closing date: April 30, 2008
Target A
Local ranking: 1
40 stores; 5 cities
Sales area: 15,240 sqm
Market share: 3.44%
Closing date:  August 22, 2008
Target E
Local ranking: 1 in
Shanxi, Shandong,
Jiangsu
56 stores: 30 cities
Sales area: 21,841 sqm
Market share: 7% in
Shanxi, Shandong,
Jiangsu
Expected closing date:
December 15, 2008
Target D
Local ranking: 1
14 stores;1 cities
Sales area: 3,760 sqm
Market share: 3.69%
Closing date: August 28, 2008
Target C
Local ranking: 1
19 stores: 1 city
Sales area: 10.430 sqm
Market share: 2.3%
Expected closing date:  September 15, 2008
Jiangsu
Hebei
Henan
Shandong
Shanghai
Hunan
Inner Mongolia
Yunnan
Shanxi
Source: Pypo management estimates
Note: 1. Cannot be estimated due to highly fragmented local retail market
Target F
Local ranking: N/A
1
11 stores: 2 cities
Sales area: 4,743 sqm
Market share: 4.6%
Expected closing date: December 15, 2008
Pypo Retail Acquisition Targets as of June 2008
As of June 2008
• Number of stores: 190
• Provinces covered: 9
• Cities covered: 47
• Sales area: 82,454 sqm

• Pypo’s public stock is likely to be used as acquisition currency in an attempt to accelerate the execution of M&A strategy
• Pypo has relationships with more than 3000 downstream mobile phone retailers
• The targeted retail chains are long-term customers / partners of Pypo’s distribution business
- Long history of successful cooperation with the targets
- Familiarity with the management teams and their business philosophies
- Good understanding of the operating performance of the targets
Retail M&A Strategy

• The mobile phone retail consolidation strategy is expected to broaden the revenue base, increase gross margins and enhance overall
competitiveness
• Key operating initiatives include:
- Upgrading of IT system with the goal of providing more accurate and timely information
- Improving logistics with the goal of lowering cost per unit delivered
- Cooperate with operators to provide value-added services and bundling, as mobile phone operator competition increases
Key Operating Initiatives to Consolidate Retail Chains

Experienced and Stable Management Team
Management Title Experience
Mr. Kuo Zhang Chairman • Founder of Pypo. Responsible for Pypo’s strategic planning
• Successful owner of BMW retail stores, successful BMW importer
• Graduated from Hunan University and completed the executive MBA program at the School of Economics and Management of Tsinghua University
Mr. Dongping Fei CEO • Founder of Pypo, CEO of Pypo since Pypo’s establishment in 2003 and previously CEO of
Hua Song Electron, the predecessor of Pypo
• Pypo forged a strategic partner relationship with Samsung and became one of Samsung’s mainstream national distributors under his leadership
• Graduated from Hunan University. Obtained a MBA degree from Guanghua Management
School, Beijing University
Mr. Jackie Leong CFO • Joined Pypo as CFO in 2008
• Has fourteen years of experience in the finance and accounting field, specializing in initial public offerings and financial and cost accounting
• Graduated from Tunku Abdul Rahman College in Malaysia and is a member of the
Association of Chartered Certified Accountants (ACCA) and The Malaysian Association of
Certified Public Accountants (MACPA)
Mr. Francis Kwok
Cheong Wan
Vice President • Vice President of Pypo Group and previously COO of Hua Song Electron, the predecessor of
Pypo, since Sept. 2002
• Responsible for Pypo’s e-commerce business (www.dongdianwang.com)
• Experienced marketing specialist, maintains good relationships with several international digital electronics producers
• Graduated from Hong Kong Polytechnic University
Mr. Hengyang
Zhou
Executive Vice
President
• Experienced specialist in communication distribution industry, became director of Pypo in
December 2005, currently executive vice president of Pypo
• GM of Beijing Guoxin Jiuding Communication Equipment Co., Ltd in 2002-2005
• Graduated from Hunan University

24 Table of Contents 1. Transaction Overview 2. Industry Overview 3. Business Overview 4. Appendix

Pypo’s Private Equity Investors
• ARC Capital Holdings Limited
- Founded in 2006, affiliate of Pacific Alliance Group
- Leading private equity firm focused on China retail and consumer sector
- AIM listed (ticker: ARCH LN), market capitalization of approximately US$500mm
- Investment portfolio includes:
• GoodBaby, the largest baby carriages and young children’s products producer in China
• Hunan Department Stores, the leading department store chain in Hunan province
• Jiadeli Supermarkets, a leading supermarket chain in Shanghai
• Invested US$90mm in Pypo on October 20, 2007
• Golden Meditech
- A leading healthcare company in the PRC, listed on the HKSE (ticker: 8180.hk) since 2001, with market a capitalization of approximately US$469.2mm
- Focused on medical devices, healthcare services and natural herbal medicines business
- In-depth knowledge in the PRC market, with all its operations a market leader in their own sectors.
- Invested RMB460mm ( approximately US$57.4mm ) in Pypo on January 27, 2006
Source: Bloomberg
Note:     1. As of September 4, 2008; exchange rate: US$1 = HK$7.8000
2. Historical exchange rate: US$1= RMB 8.0170
2
1

Transaction Summary
• Pypo has reached a definitive agreement for a business combination with Middle Kingdom valued at approximately US$378mm based on the conversion price of $8.40 per Class B share
(Middle Kingdom’s estimated per share liquidation value in the trust account as of December 13,
2008)
• Consideration to Pypo’s shareholders
- Middle Kingdom issues 45mm common shares at closing plus 3.4mm warrants
1
and earn
out shares as follows:
• 10mm shares will be earned if Pypo achieves US$54mm Adjusted Net Income
2
in its
fiscal year ending March 31, 2010
• 13mm shares will be earned if Pypo achieves US$67mm Adjusted Net Income
2
in its
fiscal year ending March 31, 2011
• Earn out provisions are “all or none” but with a one-year grace period if Pypo misses either target
• Post-closing and before accounting for earn-out shares, warrants or underwriters purchase options, Pypo shareholders will hold 90.9% of merged entity
Note: 1. Warrants are similar to Middle Kingdom’s Class B warrants, US$5 exercise price and redemption features.
2. Adjusted Net Income differs from GAAP Net Income .  Certain  expenses on an after-tax basis are added back to GAAP
Net Income to determine Adjusted Net Income.  These include merger expenses under SFAS No. 141R , other expenses of the transaction, amortization of intangibles, impairment of goodwill, taxes payable as a result of this business combination, and third party costs of compliance with the Sarbanes-Oxley Act . This is more fully described in the
Company’s S-4 filing and is critical to an understanding of the earn out provisions.

Historical Financial Summary – Income Statement Highlights
in millions of US$
Fiscal Year
Ended
March 2007
% of Net
Revenues
Fiscal Year
Ended
March 2008
% of Net
Revenues
Net Revenues 294.2 378.3
Gross Profit 46.8 15.9% 61.5 16.3%
Income from Operations 19.8 6.7% 37.2 9.8%
Net Income 14.4 4.9% 30.2 8.0%
Source:  Pypo audited financial statements

Historical Financial Summary – Balance Sheet Highlights
Source:  Pypo audited financial statements
Note: 1. FY2008 includes 85.1mm mezzanine equity, subsequently reclassified as shareholders’ equity after ARC Capital waived its redemption rights in June 2008
in millions of US$
Fiscal Year Ended
March 2007
Fiscal Year Ended
March 2008
Cash 8.4 62.6
Current Assets other than Cash 109.8 187.6
Non-current Assets 7.4 8.2
Total Assets 125.6 258.4
Short-term Borrowings 36.2 40.6
Current Liabilities other than Short-term Borrowings 59.5 64.1
Non-current Liabilities 1.0 0.4
Total Liabilities 96.7 105.1
Minority Interest 0.6 0.6
Total Shareholders' Equity
1
28.3 152.7
Total Liabilities and Shareholders' Equity 125.6 258.4

Middle
Kingdom
Pypo Pro Forma
$22
-
$22
3.80
-
3.80
Adj.
$48
51
($3)
-
45.00
45.00
($7)
-
($7)
-
-
-
$63
51
$12
3.80
45.00
48.80
1
2 3
Middle
Kingdom
Pypo Pro Forma
Cash
Debt
Net Cash
Outstanding Shares
Middle Kingdom (mm)
Pypo (mm)
Basic (mm)
$27
-
$27
4.49
-
4.49
Adj.
$48
51
($3)
-
45.00
45.00
($7)
-
($7)
-
-
-
$68
51
$17
4.49
45.00
49.49
1
2 3
Pro Forma Capitalization (in millions of US$ and shares)
Note: Assumes US$1 = RMB6.8388
1. Assumes closing in December 2008
2. Management accounts of July 31, 2008
3. Estimated transaction expenses
Assuming no Class B shareholders convert their
shares Into pro-rata share of the trust account
Assuming the maximum number of Class B
shares (684,060) are converted into a
pro-rata share of the trust account